July 24, 2000

                        SUPPLEMENT TO THE PROSPECTUSES OF
                           PIONEER REAL ESTATE SHARES
                                DATED MAY 1, 2000



The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

PORTFOLIO MANAGER

Effective July 17, 2000, day-to-day management of the fund's portfolio is the responsibility of Jeffrey P. Caira. Mr. Caira joined Pioneer in July 2000 as a vice president and analyst and has been an investment professional since 1998 with a real estate background since 1983. Prior to joining Pioneer, Mr. Caira was a vice president and senior equity analyst for Ferris, Baker Watts Incorporated until 2000 and a vice president and senior equity research analyst for Tucker Anthony from 1998 to 2000. Prior to 1998, he was a project director for Winn Development Company.

Mr. Caira is supervised by Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as chief investment officer at another investment adviser.





                                                                    8871-00-0700
                                              (c)Pioneer Funds Distributor, Inc.